Exhibit 99.2

Statistical Supplement Package

(unaudited)

Third Quarter 2008

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Highlights	4
Financial Summary	5
Consolidated Income Statements	6
Consolidated, Per Share Summary	8
Advice & Wealth Management Segment
Segment Income Statements	10
Segment Metrics	11
Asset Management Segment
Segment Income Statements	13
Segment Metrics	14
RiverSource Asset Management Products	15
Threadneedle Asset Management Products	16
Annuities Segment
Segment Income Statements	18
Segment Metrics	19
Protection Segment
Segment Income Statements	21
Segment Metrics	22
Corporate & Other Segment
Segment Income Statements	24
Eliminations
Income Statements	25
Balance Sheet and Ratings Information
Consolidated Balance Sheets	27
Capital and Ratings Information	28
Investments	29
Non-GAAP Financial Information	30
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	31
Glossary of Selected Terminology	32
Exhibit A
RiverSource Mutual Fund Performance and Lipper Ranking	35
Exhibit B
Reconciliation Tables	42
Return on Equity	43
Exhibit C
Disclosed Items	45

Statistical Supplement Package

(unaudited)

Third Quarter 2008

Consolidated Results

Ameriprise Financial, Inc.

Highlights

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except earnings per share amounts, headcount and as otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Management Targets
Net revenue growth: Target 6 - 8%	9.5%	5.9%	(1.6)%	(8.1)%	(22.3)%	6.9%	(10.7)%	(31.8)%		(17.6)%		(14.2)%
Adjusted return on equity: Target 12 - 15% (1)	12.4%	12.6%	12.2%	12.0%	8.1%	12.4%	8.1%	(4.3)%		(4.3)%		(3.9)%
Adjusted earnings per diluted share growth: Target 12 - 15% (1)	5.3%	13.7%	(8.9)%	(5.1)%	(132.3)%	16.2%	(49.1)%	#		(65.3)%		#

Margins
Net income margin	9.4%	11.3%	9.6%	10.6%	(4.3)%	8.9%	5.9%	(13.7)%		(3.0)%		(14.9)%
Adjusted pretax margin (1)	13.1%	16.2%	9.8%	12.0%	(9.9)%	14.1%	4.8%	(23.0)%		(9.3)%		(21.9)%
Adjusted earnings margin (1)	11.2%	12.1%	9.6%	10.6%	(4.3)%	11.0%	5.9%	(15.5)%		(5.1)%		(14.9)%

Earnings Per Share
Basic earnings (loss) per share	$0.84	$1.10	$0.84	$0.94	$(0.32)	$2.35	$1.48	$(1.16)	#	$(0.87)	(37)%	$(1.26)	#

Earnings (loss) per diluted share	$0.83	$1.08	$0.82	$0.93	$(0.32)	$2.32	$1.46	$(1.15)	#	$(0.86)	(37)%	$(1.25)	#
Separation costs, after-tax	0.16	0.08	—	—	—	0.55	—	(0.16)	#	(0.55)	#	—	—
Adjusted earnings (loss) per diluted share (1)	$0.99	$1.16	$0.82	$0.93	$(0.32)	$2.87	$1.46	$(1.31)	#	$(1.41)	(49)%	$(1.25)	#

Share Information
Total common outstanding	232.4	227.7	223.4	218.9	216.6	232.4	216.6	(15.8)	(7)%	(15.8)	(7)%	(2.3)	(1)%
Nonforfeitable restricted stock units	1.3	1.4	2.6	2.0	2.0	1.3	2.0	0.7	54%	0.7	54%	—	0%
Total potentially dilutive	3.9	3.9	2.8	2.7	2.9	3.9	2.9	(1.0)	(26)%	(1.0)	(26)%	0.2	7%
Total diluted shares	237.6	233.0	228.8	223.6	221.5	237.6	221.5	(16.1)	(7)%	(16.1)	(7)%	(2.1)	(1)%

Weighted average common shares outstanding
Basic	235.4	231.4	228.4	223.2	219.1	237.8	223.6	(16.3)	(7)%	(14.2)	(6)%	(4.1)	(2)%
Diluted	239.2	235.4	231.5	226.0	221.7	241.4	226.4	(17.5)	(7)%	(15.0)	(6)%	(4.3)	(2)%

Metrics
Equity	$7,758	$7,810	$7,581	$7,314	$6,717	$7,758	$6,717	$(1,041)	(13)%	$(1,041)	(13)%	$(597)	(8)%
Total client assets	297,856	293,899	275,958	275,473	253,431	297,856	253,431	(44,425)	(15)%	(44,425)	(15)%	(22,042)	(8)%
Total advisor cash sales	$10,342	$9,111	$8,845	$10,192	$7,402	$34,856	$26,439	$(2,940)	(28)%	$(8,417)	(24)%	$(2,790)	(27)%
Total financial advisors	12,003	11,824	11,609	11,521	11,433	12,003	11,433	(570)	(5)%	(570)	(5)%	(88)	(1)%
Net revenue per financial advisor (in thousands)	$79	$80	$81	$77	$62	$235	$220	$(17)	(22)%	$(15)	(6)%	$(15)	(19)%

Owned, Managed, and Administered Assets (in billions)
Owned	$39.6	$39.6	$36.8	$36.9	$34.5	$39.6	$34.5	$(5.1)	(13)%	$(5.1)	(13)%	$(2.4)	(7)%
Managed
External clients	315.4	307.0	287.2	283.0	243.1	315.4	243.1	(72.3)	(23)%	(72.3)	(23)%	(39.9)	(14)%
Owned	63.4	62.6	60.9	59.9	57.2	63.4	57.2	(6.2)	(10)%	(6.2)	(10)%	(2.7)	(5)%
Total managed	378.8	369.6	348.1	342.9	300.3	378.8	300.3	(78.5)	(21)%	(78.5)	(21)%	(42.6)	(12)%
Administered	73.5	71.0	65.8	65.6	60.7	73.5	60.7	(12.8)	(17)%	(12.8)	(17)%	(4.9)	(7)%
Total OMA assets	$491.9	$480.2	$450.7	$445.4	$395.5	$491.9	$395.5	$(96.4)	(20)%	$(96.4)	(20)%	$(49.9)	(11)%

Dividends paid	$35	$35	$34	$34	$37	$98	$105	$2	6%	$7	7%	$3	9%
Common stock share repurchases	$171	$283	$270	$250	$94	$665	$614	$(77)	(45)%	$(51)	(8)%	$(156)	(62)%

Debt to total capital	22.2%	20.5%	21.0%	21.6%	23.6%	22.2%	23.6%	1.4%		1.4%		2.0%
Debt to total capital excluding non-recourse debt	20.5%	20.4%	20.9%	21.5%	22.9%	20.5%	22.9%	2.4%		2.4%		1.4%
Debt to total capital excluding non-recourse debt and 75% equity credit	16.7%	16.6%	17.0%	17.4%	18.6%	16.7%	18.6%	1.9%		1.9%		1.2%

(1)    See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Net Revenues
Advice & Wealth Management	$953	$947	$936	$891	$712	$2,866	$2,539	$(241)	(25)%	$(327)	(11)%	$(179)	(20)%
Asset Management	410	492	355	364	305	1,270	1,024	(105)	(26)%	(246)	(19)%	(59)	(16)%
Annuities	560	580	478	494	336	1,626	1,308	(224)	(40)%	(318)	(20)%	(158)	(32)%
Protection	495	524	492	490	554	1,461	1,536	59	12%	75	5%	64	13%
Corporate & Other	(6)	16	9	14	(9)	8	14	(3)	(50)%	6	75%	(23)	#
Eliminations	(301)	(299)	(270)	(274)	(257)	(935)	(801)	44	15%	134	14%	17	6%
Total net revenues	2,111	2,260	2,000	1,979	1,641	6,296	5,620	(470)	(22)%	(676)	(11)%	(338)	(17)%

Expenses
Advice & Wealth Management	859	913	872	840	789	2,615	2,501	(70)	(8)%	(114)	(4)%	(51)	(6)%
Asset Management	338	384	337	322	290	1,071	949	(48)	(14)%	(122)	(11)%	(32)	(10)%
Annuities	469	452	436	417	370	1,331	1,223	(99)	(21)%	(108)	(8)%	(47)	(11)%
Protection	402	370	390	377	450	1,130	1,217	48	12%	87	8%	73	19%
Corporate & Other	67	74	40	60	161	198	261	94	#	63	32%	101	#
Eliminations	(301)	(299)	(270)	(274)	(257)	(935)	(801)	44	15%	134	14%	17	6%
Total expenses before separation costs	1,834	1,894	1,805	1,742	1,803	5,410	5,350	(31)	(2)%	(60)	(1)%	61	4%

Separation Costs
Corporate & Other	60	28	—	—	—	208	—	(60)	#	(208)	#	—	—

Pretax Segment Income (Loss)
Advice & Wealth Management	94	34	64	51	(77)	251	38	(171)	#	(213)	(85)%	(128)	#
Asset Management	72	108	18	42	15	199	75	(57)	(79)%	(124)	(62)%	(27)	(64)%
Annuities	91	128	42	77	(34)	295	85	(125)	#	(210)	(71)%	(111)	#
Protection	93	154	102	113	104	331	319	11	12%	(12)	(4)%	(9)	(8)%
Corporate & Other	(133)	(86)	(31)	(46)	(170)	(398)	(247)	(37)	(28)%	151	38%	(124)	#
Eliminations	—	—	—	—	—	—	—	—	—	—	—	—	—
Total pretax segment income (loss)	$217	$338	$195	$237	$(162)	$678	$270	$(379)	#	$(408)	(60)%	$(399)	#

Pretax Income Margin
Advice & Wealth Management	9.9%	3.6%	6.8%	5.7%	(10.8)%	8.8%	1.5%	(20.7)%		(7.3)%		(16.5)%
Asset Management	17.6%	22.0%	5.1%	11.5%	4.9%	15.7%	7.3%	(12.7)%		(8.4)%		(6.6)%
Annuities	16.3%	22.1%	8.8%	15.6%	(10.1)%	18.1%	6.5%	(26.4)%		(11.6)%		(25.7)%
Protection	18.8%	29.4%	20.7%	23.1%	18.8%	22.7%	20.8%	—		(1.9)%		(4.3)%
Ameriprise Financial, Inc.	10.3%	15.0%	9.8%	12.0%	(9.9)%	10.8%	4.8%	(20.2)%		(6.0)%		(21.9)%

Allocated Equity
Advice & Wealth Management	$942	$930	$928	$962	$989	$942	$989	$47	5%	$47	5%	$27	3%
Asset Management	862	878	847	817	779	862	779	(83)	(10)%	(83)	(10)%	(38)	(5)%
Annuities	2,128	2,100	2,005	1,961	2,228	2,128	2,228	100	5%	100	5%	267	14%
Protection	2,308	2,318	2,358	2,366	2,470	2,308	2,470	162	7%	162	7%	104	4%
Corporate & Other	1,767	1,751	1,730	1,730	1,224	1,767	1,224	(543)	(31)%	(543)	(31)%	(506)	(29)%
Total allocated equity	$8,007	$7,977	$7,868	$7,836	$7,690	$8,007	$7,690	$(317)	(4)%	$(317)	(4)%	$(146)	(2)%

Pretax Return on Allocated Equity
Advice & Wealth Management	30.1%	30.0%	31.1%	25.8%	7.6%	30.1%	7.6%	(22.5)%		(22.5)%		(18.2)%
Asset Management	31.9%	35.4%	32.3%	28.1%	21.9%	31.9%	21.9%	(10.0)%		(10.0)%		(6.2)%
Annuities	19.2%	19.1%	16.3%	16.3%	10.2%	19.2%	10.2%	(9.0)%		(9.0)%		(6.1)%
Protection	20.2%	21.8%	20.7%	20.1%	20.0%	20.2%	20.0%	(0.2)%		(0.2)%		(0.1)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$798	$930	$791	$780	$721	$2,308	$2,292	$(77)	(10)%	$(16)	(1)%	$(59)	(8)%
Distribution fees	435	415	433	422	376	1,347	1,231	(59)	(14)%	(116)	(9)%	(46)	(11)%
Net investment income	501	475	401	393	62	1,543	856	(439)	(88)%	(687)	(45)%	(331)	(84)%
Premiums	269	271	265	268	276	792	809	7	3%	17	2%	8	3%
Other revenues	165	228	157	158	249	496	564	84	51%	68	14%	91	58%
Total revenues	2,168	2,319	2,047	2,021	1,684	6,486	5,752	(484)	(22)%	(734)	(11)%	(337)	(17)%
Banking and deposit interest expense	57	59	47	42	43	190	132	(14)	(25)%	(58)	(31)%	1	2%
Total net revenues	2,111	2,260	2,000	1,979	1,641	6,296	5,620	(470)	(22)%	(676)	(11)%	(338)	(17)%

Expenses
Distribution expenses	519	527	541	517	473	1,530	1,531	(46)	(9)%	1	0	(44)	(9)%
Interest credited to fixed accounts	212	202	195	192	200	645	587	(12)	(6)%	(58)	(9)%	8	4%
Benefits, claims, losses and settlement expenses	360	276	304	294	196	903	794	(164)	(46)%	(109)	(12)%	(98)	(33)%
Amortization of deferred acquisition costs	128	164	154	144	240	387	538	112	88%	151	39%	96	67%
Interest and debt expense	27	27	26	28	27	85	81	—	0%	(4)	(5)%	(1)	(4)%
Separation costs	60	28	—	—	—	208	—	(60)	#	(208)	#	—	—
General and administrative expense	588	698	585	567	667	1,860	1,819	79	13%	(41)	(2)%	100	18
Total expenses	1,894	1,922	1,805	1,742	1,803	5,618	5,350	(91)	(5)%	(268)	(5)%	61	4

Pretax income (loss)	217	338	195	237	(162)	678	270	(379)	#	(408)	(60)%	(399)	#
Income tax provision (benefit)	19	83	4	27	(92)	119	(61)	(111)	#	(180)	#	(119)	#
Net income (loss)	$198	$255	$191	$210	$(70)	$559	$331	$(268)	#	$(228)	(41)%	$(280)	#

Adjusted Earnings (Loss) Reconciliation (1)
Net income (loss)	$198	$255	$191	$210	$(70)	$559	$331	$(268)	#	$(228)	(41)%	$(280)	#
Separation costs, after-tax (2)	39	19	—	—	—	135	—	(39)	#	(135)	#	—	—
Adjusted earnings (loss)	$237	$274	$191	$210	$(70)	$694	$331	$(307)	#	$(363)	(52)%	$(280)	#

(1)	See non-GAAP Financial Information.
(2)	For this non-GAAP presentation, after-tax separation costs are calculated using the statutory tax rate of 35%
#	Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Income Statement Metrics
Pretax income margin	10.3%	15.0%	9.8%	12.0%	(9.9)%	10.8%	4.8%	(20.2)%		(6.0)%		(21.9)%
Net income margin	9.4%	11.3%	9.6%	10.6%	(4.3)%	8.9%	5.9%	(13.7)%		(3.0)%		(14.9)%
Adjusted pretax margin (1)	13.1%	16.2%	9.8%	12.0%	(9.9)%	14.1%	4.8%	(23.0)%		(9.3)%		(21.9)%
Adjusted earnings margin (1)	11.2%	12.1%	9.6%	10.6%	(4.3)%	11.0%	5.9%	(15.5)%		(5.1)%		(14.9)%

Net Investment Income
Investment income on fixed maturities	$444	$441	$418	$401	$398	$1,389	$1,217	$(46)	(10)%	$(172)	(12)%	$(3)	(1)%
Realized gains (losses)	15	18	(24)	(27)	(317)	26	(368)	(332)	#	(394)	#	(290)	#
Affordable housing amortization	(7)	(8)	(7)	(8)	(7)	(24)	(22)	—	0%	2	8%	1	13%
Other (including seed money)	49	24	14	27	(12)	152	29	(61)	#	(123)	(81)%	(39)	#
Total net investment income	$501	$475	$401	$393	$62	$1,543	$856	$(439)	(88)%	$(687)	(45)%	$(331)	(84)%

Other Information
Net revenue growth: Target 6 - 8%	9.5%	5.9%	(1.6)%	(8.1)%	(22.3)%	6.9%	(10.7)%	(31.8)%		(17.6)%		(14.2)%
Adjusted return on equity: Target 12 - 15% (1)	12.4%	12.6%	12.2%	12.0%	8.1%	12.4%	8.1%	(4.3)%		(4.3)%		(3.9)%
Adjusted earnings per diluted share growth:Target 12 - 15%(1)	5.3%	13.7%	(8.9)%	(5.1)%	(132.3)%	16.2%	(49.1)%	(137.6)%		(65.3)%		(127.2)%
Goodwill and intangible assets	$878	$863	$857	$853	$783	$878	$783	$(95)	(11)%	$(95)	(11)%	$(70)	(8)%
Dividends paid	35	35	34	34	37	98	105	2	6%	7	7%	3	9%
Common stock share repurchases	$171	$283	$270	$250	$94	$665	$614	$(77)	(45)%	$(51)	(8)%	$(156)	(62)%
Return on equity	9.4%	10.5%	10.9%	11.2%	7.9%	9.4%	7.9%	(1.5)%		(1.5)%		(3.3)%

Owned, Managed and Administered Assets (in billions)
Owned	$39.6	$39.6	$36.8	$36.9	$34.5	$39.6	$34.5	$(5.1)	(13)%	$(5.1)	(13)%	$(2.4)	(7)%
Managed
External clients	315.4	307.0	287.2	283.0	243.1	315.4	243.1	(72.3)	(23)%	(72.3)	(23)%	(39.9)	(14)%
Owned	63.4	62.6	60.9	59.9	57.2	63.4	57.2	(6.2)	(10)%	(6.2)	(10)%	(2.7)	(5)%
Total managed	378.8	369.6	348.1	342.9	300.3	378.8	300.3	(78.5)	(21)%	(78.5)	(21)%	(42.6)	(12)%
Administered	73.5	71.0	65.8	65.6	60.7	73.5	60.7	(12.8)	(17)%	(12.8)	(17)%	(4.9)	(7)%
Total OMA assets	$491.9	$480.2	$450.7	$445.4	$395.5	$491.9	$395.5	$(96.4)	(20)%	$(96.4)	(20)%	$(49.9)	(11)%

(1)	See non-GAAP Financial Information.
#	Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated, Common Share and Per Share Summary

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except earnings per share amounts)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Earnings Per Share
Basic earnings (loss) per share	$0.84	$1.10	$0.84	$0.94	$(0.32)	$2.35	$1.48	$(1.16)	#	$(0.87)	(37)%	$(1.26)	#

Earnings (loss) per diluted share
Earnings (loss) per diluted share (2)	$0.83	$1.08	$0.82	$0.93	$(0.32)	$2.32	$1.46	$(1.15)	#	$(0.86)	(37)%	$(1.25)	#
Separation costs, after-tax	0.16	0.08	—	—	—	0.55	—	(0.16)	#	(0.55)	#	—	—
Adjusted earnings (loss) per diluted share (1)	$0.99	$1.16	$0.82	$0.93	$(0.32)	$2.87	$1.46	$(1.31)	#	$(1.41)	(49)%	$(1.25)	#

Basic Shares
Common shares
Beginning balance	235.3	232.4	227.7	223.4	218.9	241.4	227.7	(16.4)	(7)%	(13.7)	(6)%	(4.5)	(2)%
Repurchases	(2.9)	(4.8)	(5.2)	(5.2)	(2.3)	(11.1)	(12.7)	0.6	21%	(1.6)	(14)%	2.9	56%
Issuances	0.1	0.2	1.3	0.8	0.1	2.8	2.2	—	—	(0.6)	(21)%	(0.7)	(88)%
Other	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.7)	(0.6)	—	—	0.1	14%	—	—
Total common outstanding	232.4	227.7	223.4	218.9	216.6	232.4	216.6	(15.8)	(7)%	(15.8)	(7)%	(2.3)	(1)%

Total common outstanding	232.4	227.7	223.4	218.9	216.6	232.4	216.6	(15.8)	(7)%	(15.8)	(7)%	(2.3)	(1)%
Nonforfeitable restricted stock units	1.3	1.4	2.6	2.0	2.0	1.3	2.0	0.7	54%	0.7	54%	—	—
Total basic common shares	233.7	229.1	226.0	220.9	218.6	233.7	218.6	(15.1)	(6)%	(15.1)	(6)%	(2.3)	(1)%
Total potentially dilutive	3.9	3.9	2.8	2.7	2.9	3.9	2.9	(1.0)	(26)%	(1.0)	(26)%	0.2	7%
Total diluted shares	237.6	233.0	228.8	223.6	221.5	237.6	221.5	(16.1)	(7)%	(16.1)	(7)%	(2.1)	(1)%

Weighted average common shares outstanding:
Basic	235.4	231.4	228.4	223.2	219.1	237.8	223.6	(16.3)	(7)%	(14.2)	(6)%	(4.1)	(2)%
Diluted	239.2	235.4	231.5	226.0	221.7	241.4	226.4	(17.5)	(7)%	(15.0)	(6)%	(4.3)	(2)%

Book Value
Equity - end of period	$7,758	$7,810	$7,581	$7,314	$6,717	$7,758	$6,717	$(1,041)	(13)%	$(1,041)	(13)%	$(597)	(8)%
Average equity - 5 point	7,753	7,765	7,696	7,613	7,436	7,753	7,436	(317)	(4)%	(317)	(4)%	(177)	(2)%
Book Value per Share	$33.20	$34.09	$33.54	$33.11	$30.73	$33.20	$30.73	$(2.47)	(7)%	$(2.47)	(7)%	$(2.38)	(7)%

(1)    See non-GAAP Financial Information.

(2)    For Q3 2008 diluted shares used in this calculation represent basic shares due to the net loss. Using actual diluted shares would result in anti-dilution.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2008

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except headcount and where noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$348	$369	$367	$352	$328	$981	$1,047	$(20)	(6)%	$66	7%	$(24)	(7)%
Distribution fees	541	517	517	508	457	1,701	1,482	(84)	(16)%	(219)	(13)%	(51)	(10)%
Net investment income	96	94	79	54	(46)	305	87	(142)	#	(218)	(71)%	(100)	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	21	21	20	19	16	55	55	(5)	(24)%	—	—	(3)	(16)%
Total revenues	1,006	1,001	983	933	755	3,042	2,671	(251)	(25)%	(371)	(12)%	(178)	(19)%
Banking and deposit interest expense	53	54	47	42	43	176	132	(10)	(19)%	(44)	(25)%	1	2%
Total net revenues	953	947	936	891	712	2,866	2,539	(241)	(25)%	(327)	(11)%	(179)	(20)%

Expenses
Distribution expenses	585	587	585	564	515	1,762	1,664	(70)	(12)%	(98)	(6)%	(49)	(9)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	274	326	287	276	274	853	837	—	—	(16)	(2)%	(2)	(1)%
Total expenses	859	913	872	840	789	2,615	2,501	(70)	(8)%	(114)	(4)%	(51)	(6)%
Pretax income (loss)	$94	$34	$64	$51	$(77)	$251	$38	$(171)	#	$(213)	(85)%	$(128)	#

Income Statement Metrics
Pretax income margin	9.9%	3.6%	6.8%	5.7%	(10.8)%	8.8%	1.5%	(20.7)%		(7.3)%		(16.5)%

Net Investment Income
Investment income on fixed maturities	$64	$67	$62	$59	$64	$207	$185	$—	—	$(22)	(11)%	$5	8%
Realized gains (losses)	—	—	—	(21)	(118)	(1)	(139)	(118)	—	(138)	#	(97)	#
Other (including seed money)	32	27	17	16	8	99	41	(24)	(75)%	(58)	(59)%	(8)	(50)%
Total net investment income	$96	$94	$79	$54	$(46)	$305	$87	$(142)	#	$(218)	(71)%	$(100)	#

Balance Sheet Metrics
Allocated equity	$942	$930	$928	$962	$989	$942	$989	$47	5%	$47	5%	$27	3%
Pretax return on allocated equity	30.1%	30.0%	31.1%	25.8%	7.6%	30.1%	7.6%	(22.5)%		(22.5)%		(18.2)%
On-balance sheet deposits	$5,887	$6,011	$6,183	$6,269	$7,681	$5,887	$7,681	$1,794	30%	$1,794	30%	$1,412	23%

Financial Plans
Branded financial plan net cash sales	$44	$53	$53	$54	$48	$149	$155	$4	9%	$6	4%	$(6)	(11)%
Financial planning penetration	45%	45%	46%	46%	46%	45%	46%	1%		1%		0%

#	Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except headcount and where noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Financial Advisors
Employee advisors	2,541	2,453	2,193	2,056	1,967	2,541	1,967	(574)	(23)%	(574)	(23)%	(89)	(4)%
Franchisee advisors	7,712	7,757	7,809	7,846	7,830	7,712	7,830	118	2%	118	2%	(16)	—
Total branded financial advisors	10,253	10,210	10,002	9,902	9,797	10,253	9,797	(456)	(4)%	(456)	(4)%	(105)	(1)%
SAI independent advisors	1,750	1,614	1,607	1,619	1,636	1,750	1,636	(114)	(7)%	(114)	(7)%	17	1%
Total financial advisors	12,003	11,824	11,609	11,521	11,433	12,003	11,433	(570)	(5)%	(570)	(5)%	(88)	(1)%

Net revenue per financial advisor (in thousands) (1)	$79	$80	$81	$77	$62	$235	$220	$(17)	(22)%	$(15)	(6)%	$(15)	(19)%

Advisor Retention
Employee	61.0%	58.9%	59.1%	59.6%	60.6%	61.0%	60.6%	(0.4)%		(0.4)%		1.0%
Franchisee	93.3%	93.2%	93.7%	93.7%	93.3%	93.3%	93.3%	—		—		(0.4)%

Product Information
Certificates and Banking - Combined
Pretax income (loss)	$3	$(8)	$(5)	$(24)	$(112)	$3	$(141)	$(115)	#	$(144)	#	$(88)	#
Allocated equity	$375	$367	$376	$393	$416	$375	$416	$41	11%	$41	11%	$23	6%
Pretax return on allocated equity	0.5%	(1.3)%	(3.1)%	(8.9)%	(38.7)%	0.5%	(38.7)%	(39.2)%		(39.2)%		(29.8)%

Wealth Management & Distribution
Pretax income	$91	$42	$69	$75	$35	$248	$179	$(56)	(62)%	$(69)	(28)%	$(40)	(53)%
Allocated equity	$567	$563	$552	$569	$573	$567	$573	$6	1%	$6	1%	$4	1%
Pretax return on allocated equity	51.8%	52.0%	54.6%	49.2%	39.1%	51.8%	39.1%	(12.7)%		(12.7)%		(10.1)%

Advisor Cash Sales by Product
Wrap net flows	$2,697	$1,802	$1,380	$2,833	$657	$9,863	$4,870	$(2,040)	(76)%	$(4,993)	(51)%	$(2,176)	(77)%
Total mutual funds (non-wrap)	3,939	3,884	4,119	3,470	2,907	12,843	10,496	(1,032)	(26)%	(2,347)	(18)%	(563)	(16)%
Annuities (proprietary and non-proprietary)
Variable	2,688	2,498	2,186	2,179	1,876	8,451	6,241	(812)	(30)%	(2,210)	(26)%	(303)	(14)%
Fixed	107	109	100	215	347	317	662	240	#	345	#	132	61%
Investment certificates	174	181	322	593	872	630	1,787	698	#	1,157	#	279	47%
Insurance (proprietary and non-proprietary)	124	122	102	97	85	380	284	(39)	(31)%	(96)	(25)%	(12)	(12)%
Other	613	515	636	805	658	2,372	2,099	45	7%	(273)	(12)%	(147)	(18)%
Total advisor cash sales	$10,342	$9,111	$8,845	$10,192	$7,402	$34,856	$26,439	$(2,940)	(28)%	$(8,417)	(24)%	$(2,790)	(27)%

Total Client Assets (at period end)	$297,856	$293,899	$275,958	$275,473	$253,431	$297,856	$253,431	$(44,425)	(15)%	$(44,425)	(15)%	$(22,042)	(8)%

Total Wrap Accounts
Beginning assets	$89,150	$92,944	$93,851	$89,603	$91,446	$76,365	$93,851	$2,296	3%	$17,486	23%	$1,843	2%
Net flows	2,697	1,802	1,380	2,833	657	9,863	4,870	(2,040)	(76)%	(4,993)	(51)%	(2,176)	(77)%
Market appreciation (depreciation) and other	1,097	(895)	(5,628)	(990)	(8,017)	6,716	(14,635)	(9,114)	#	(21,351)	#	(7,027)	#
Total wrap ending assets	$92,944	$93,851	$89,603	$91,446	$84,086	$92,944	$84,086	$(8,858)	(10)%	$(8,858)	(10)%	$(7,360)	(8)%
S&P 500
Daily average	1,489	1,494	1,349	1,371	1,255	1,470	1,325	(234)	(16)%	(145)	(10)%	(116)	(8)%
Period end	1,527	1,468	1,323	1,280	1,166	1,527	1,166	(361)	(24)%	(361)	(24)%	(114)	(9)%

(1) Year-to-date is sum of current year prior quarters.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2008

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$316	$419	$296	$295	$268	$943	$859	$(48)	(15)%	$(84)	(9)%	$(27)	(9)%
Distribution fees	78	78	70	70	58	244	198	(20)	(26)%	(46)	(19)%	(12)	(17)%
Net investment income	5	4	(4)	7	(9)	44	(6)	(14)	#	(50)	#	(16)	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	14	(2)	(5)	(7)	(10)	52	(22)	(24)	#	(74)	#	(3)	(43)%
Total revenues	413	499	357	365	307	1,283	1,029	(106)	(26)%	(254)	(20)%	(58)	(16)%
Banking and deposit interest expense	3	7	2	1	2	13	5	(1)	(33)%	(8)	(62)%	1	#
Total net revenues	410	492	355	364	305	1,270	1,024	(105)	(26)%	(246)	(19)%	(59)	(16)%

Expenses
Distribution expenses	117	118	118	111	101	346	330	(16)	(14)%	(16)	(5)%	(10)	(9)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	7	7	8	5	6	26	19	(1)	(14)%	(7)	(27)%	1	20%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	214	259	211	206	183	699	600	(31)	(14)%	(99)	(14)%	(23)	(11)%
Total expenses	338	384	337	322	290	1,071	949	(48)	(14)%	(122)	(11)%	(32)	(10)%
Pretax income	$72	$108	$18	$42	$15	$199	$75	$(57)	(79)%	$(124)	(62)%	$(27)	(64)%

Income Statement Metrics
Pretax income margin	17.6%	22.0%	5.1%	11.5%	4.9%	15.7%	7.3%	(12.7)%		(8.4)%		(6.6)%

Balance Sheet Metrics
Allocated equity	$862	$878	$847	$817	$779	$862	$779	$(83)	(10)%	$(83)	(10)%	$(38)	(5)%
Pretax return on allocated equity	31.9%	35.4%	32.3%	28.1%	21.9%	31.9%	21.9%	(10.0)%		(10.0)%		(6.2)%

Total Managed Assets Reconciliations
RiverSource managed assets	$161,811	$157,865	$148,637	$144,951	$130,745	$161,811	$130,745	$(31,066)	(19)%	$(31,066)	(19)%	$(14,206)	(10)%
Threadneedle managed assets	139,804	134,358	124,267	120,906	97,882	139,804	97,882	(41,922)	(30)%	(41,922)	(30)%	(23,024)	(19)%
Less: RiverSource assets sub-advised by Threadneedle	(5,614)	(5,577)	(4,912)	(4,925)	(3,203)	(5,614)	(3,203)	2,411	43%	2,411	43%	1,722	35%
Total managed assets	$296,001	$286,646	$267,992	$260,932	$225,424	$296,001	$225,424	$(70,577)	(24)%	$(70,577)	(24)%	$(35,508)	(14)%

Managed assets - external clients	$232,634	$224,070	$207,119	$201,021	$168,232	$232,634	$168,232	$(64,402)	(28)%	$(64,402)	(28)%	$(32,789)	(16)%
Managed assets - owned	63,367	62,576	60,873	59,911	57,192	63,367	57,192	(6,175)	(10)%	(6,175)	(10)%	(2,719)	(5)%
Total managed assets	$296,001	$286,646	$267,992	$260,932	$225,424	$296,001	$225,424	$(70,577)	(24)%	$(70,577)	(24)%	$(35,508)	(14)%

Total Managed Assets by Type
Equity	$133,292	$126,985	$109,936	$105,586	$84,315	$133,292	$84,315	$(48,977)	(37)%	$(48,977)	(37)%	$(21,271)	(20)%
Fixed income	117,170	117,280	117,377	114,666	106,123	117,170	106,123	(11,047)	(9)%	(11,047)	(9)%	(8,543)	(7)%
Money market	14,134	13,112	13,147	13,866	11,888	14,134	11,888	(2,246)	(16)%	(2,246)	(16)%	(1,978)	(14)%
Alternative	11,484	11,624	11,000	10,322	8,440	11,484	8,440	(3,044)	(27)%	(3,044)	(27)%	(1,882)	(18)%
Hybrid and other	19,921	17,645	16,532	16,492	14,658	19,921	14,658	(5,263)	(26)%	(5,263)	(26)%	(1,834)	(11)%
Total managed assets by type	$296,001	$286,646	$267,992	$260,932	$225,424	$296,001	$225,424	$(70,577)	(24)%	$(70,577)	(24)%	$(35,508)	(14)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2008

	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008
Mutual Fund Performance
RiverSource
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	65%	45%	41%	34%	29%
Fixed income - 12 month	83%	42%	30%	24%	48%
Equity - 3 year	73%	69%	73%	73%	54%
Fixed income - 3 year	39%	50%	50%	71%	50%
Equity - 5 year	44%	40%	44%	47%	58%
Fixed income - 5 year	29%	36%	27%	46%	54%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	67%	57%	53%	29%	16%
Fixed income - 12 month	93%	30%	9%	20%	33%
Equity - 3 year	93%	68%	70%	72%	33%
Fixed income - 3 year	46%	54%	60%	61%	51%
Equity - 5 year	57%	58%	57%	60%	68%
Fixed income - 5 year	44%	45%	17%	46%	48%

Threadneedle
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12 month	77%	80%	90%	90%	76%
Fixed income - 12 month	22%	22%	55%	60%	64%
Equity - 3 year	76%	83%	86%	86%	79%
Fixed income - 3 year	22%	22%	60%	60%	80%
Equity - 5 year	46%	58%	64%	69%	70%
Fixed income - 5 year	33%	22%	40%	40%	40%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds. Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A fund assets. Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Aggregated data only includes mutual funds in existence as of current quarter end. Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds sub-advised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Management Segment - RiverSource

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
RiverSource - Funds
Beginning assets	$86,988	$88,575	$86,864	$80,232	$78,281	$81,691	$86,864	$(8,707)	(10)%	$5,173	6%	$(1,951)	(2)%
Net flows	399	225	(636)	(1,169)	(1,415)	284	(3,220)	(1,814)	#	(3,504)	#	(246)	(21)%
Market appreciation (depreciation) and other	1,188	(1,936)	(5,996)	(782)	(6,652)	6,600	(13,430)	(7,840)	#	(20,030)	#	(5,870)	#
Total ending assets	88,575	86,864	80,232	78,281	70,214	88,575	70,214	(18,361)	(21)%	(18,361)	(21)%	(8,067)	(10)%

Institutional
Beginning assets	55,827	56,007	54,821	52,547	51,190	59,131	54,821	(4,637)	(8)%	(4,310)	(7)%	(1,357)	(3)%
Net flows	(358)	(1,403)	(1,677)	(754)	(3,849)	(3,517)	(6,280)	(3,491)	#	(2,763)	(79)%	(3,095)	#
Market appreciation (depreciation) and other	538	217	(597)	(603)	(2,207)	393	(3,407)	(2,745)	#	(3,800)	#	(1,604)	#
Total ending assets	56,007	54,821	52,547	51,190	45,134	56,007	45,134	(10,873)	(19)%	(10,873)	(19)%	(6,056)	(12)%

Alternative
Beginning assets	8,185	8,605	8,085	7,293	7,194	7,777	8,085	(991)	(12)%	308	4%	(99)	(1)%
Net flows	426	(516)	(483)	(101)	(127)	833	(711)	(553)	#	(1,544)	#	(26)	(26)%
Market appreciation (depreciation) and other	(6)	(4)	(309)	2	(2)	(5)	(309)	4	67%	(304)	#	(4)	#
Total ending assets	8,605	8,085	7,293	7,194	7,065	8,605	7,065	(1,540)	(18)%	(1,540)	(18)%	(129)	(2)%

Trust
Beginning assets	9,632	9,342	8,804	8,911	8,530	10,219	8,804	(1,102)	(11)%	(1,415)	(14)%	(381)	(4)%
Net flows	(415)	(542)	204	(436)	59	(1,341)	(173)	474	#	1,168	87%	495	#
Market appreciation (depreciation) and other	125	4	(97)	55	(42)	464	(84)	(167)	#	(548)	#	(97)	#
Total ending assets	9,342	8,804	8,911	8,530	8,547	9,342	8,547	(795)	(9)%	(795)	(9)%	17	—

Other and Eliminations	(718)	(709)	(346)	(244)	(215)	(718)	(215)	503	70%	503	70%	29	12%
Total RiverSource managed assets	$161,811	$157,865	$148,637	$144,951	$130,745	$161,811	$130,745	$(31,066)	(19)%	$(31,066)	(19)%	$(14,206)	(10)%

Total Net Flows - RiverSource	$52	$(2,236)	$(2,592)	$(2,460)	$(5,332)	$(3,741)	$(10,384)	$(5,384)	#	$(6,643)	#	$(2,872)	#

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Threadneedle Retail Funds
Beginning assets	$30,494	$31,540	$30,822	$28,154	$27,868	$28,112	$30,822	$(2,626)	(9)%	$2,710	10%	$(286)	(1)%
Net flows	98	(211)	(253)	72	(1,032)	32	(1,213)	(1,130)	#	(1,245)	#	(1,104)	#
Market appreciation (depreciation)	287	379	(2,489)	(483)	(2,345)	1,815	(5,317)	(2,632)	#	(7,132)	#	(1,862)	#
Foreign currency translation (1)	573	(964)	(16)	104	(2,832)	1,314	(2,744)	(3,405)	#	(4,058)	#	(2,936)	#
Other	88	78	90	21	99	267	210	11	13%	(57)	(21)%	78	#
Total ending assets	31,540	30,822	28,154	27,868	21,758	31,540	21,758	(9,782)	(31)%	(9,782)	(31)%	(6,110)	(22)%

Institutional
Beginning assets	105,247	105,450	100,057	92,433	89,937	111,151	100,057	(15,310)	(15)%	(11,094)	(10)%	(2,496)	(3)%
Net flows	(3,313)	(4,516)	(2,560)	(1,838)	(1,580)	(16,825)	(5,978)	1,733	52%	10,847	64%	258	14%
Market appreciation (depreciation)	585	1,468	(5,744)	(1,956)	(4,825)	3,359	(12,525)	(5,410)	#	(15,884)	#	(2,869)	#
Foreign currency translation (1)	1,987	(3,167)	(53)	331	(9,377)	4,823	(9,099)	(11,364)	#	(13,922)	#	(9,708)	#
Other	944	822	733	967	701	2,942	2,401	(243)	(26)%	(541)	(18)%	(266)	(28)%
Total ending assets	105,450	100,057	92,433	89,937	74,856	105,450	74,856	(30,594)	(29)%	(30,594)	(29)%	(15,081)	(17)%

Alternative
Beginning assets	2,657	2,814	3,479	3,680	3,101	2,089	3,479	444	17%	1,390	67%	(579)	(16)%
Net flows	46	(2)	265	(713)	(1,546)	437	(1,994)	(1,592)	#	(2,431)	#	(833)	#
Market appreciation (depreciation)	59	262	(71)	117	(3)	175	43	(62)	#	(132)	(75)%	(120)	#
Foreign currency translation (1)	52	(108)	(3)	11	(290)	113	(282)	(342)	#	(395)	#	(301)	#
Other	—	513	10	6	6	—	22	6	—	22	—	—	—
Total ending assets	2,814	3,479	3,680	3,101	1,268	2,814	1,268	(1,546)	(55)%	(1,546)	(55)%	(1,833)	(59)%

Total Threadneedle managed assets	$139,804	$134,358	$124,267	$120,906	$97,882	$139,804	$97,882	$(41,922)	(30)%	$(41,922)	(30)%	$(23,024)	(19)%

Total Net Flows - Threadneedle	$(3,169)	$(4,729)	$(2,548)	$(2,479)	$(4,158)	$(16,356)	$(9,185)	$(989)	(31)%	$7,171	44%	$(1,679)	(68)%

(1)  Amounts represent British Pound to US dollar conversion.

#   Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2008

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$130	$138	$126	$130	$124	$372	$380	$(6)	(5)%	$8	2%	$(6)	(5)%
Distribution fees	70	70	70	72	71	197	213	1	1%	16	8%	(1)	(1)%
Net investment income	311	274	237	237	86	922	560	(225)	(72)%	(362)	(39)%	(151)	(64)%
Premiums	24	25	18	21	21	70	60	(3)	(13)%	(10)	(14)%	—	—
Other revenues	25	73	27	34	34	65	95	9	36%	30	46%	—	—
Total revenues	560	580	478	494	336	1,626	1,308	(224)	(40)%	(318)	(20)%	(158)	(32)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	560	580	478	494	336	1,626	1,308	(224)	(40)%	(318)	(20)%	(158)	(32)%

Expenses
Distribution expenses	50	48	45	47	50	146	142	—	—	(4)	(3)%	3	6%
Interest credited to fixed accounts	175	167	160	156	163	539	479	(12)	(7)%	(60)	(11)%	7	4%
Benefits, claims, losses and settlement expenses	135	80	78	69	9	249	156	(126)	(93)%	(93)	(37)%	(60)	(87)%
Amortization of deferred acquisition costs	53	100	94	91	96	218	281	43	81%	63	29%	5	5%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	56	57	59	54	52	179	165	(4)	(7)%	(14)	(8)%	(2)	(4)%
Total expenses	469	452	436	417	370	1,331	1,223	(99)	(21)%	(108)	(8)%	(47)	(11)%
Pretax income (loss)	$91	$128	$42	$77	$(34)	$295	$85	$(125)	#	$(210)	(71)%	$(111)	#

Income Statement Metrics
Pretax income margin	16.3%	22.1%	8.8%	15.6%	(10.1)%	18.1%	6.5%	(26.4)%		(11.6)%		(25.7)%

Net Investment Income
Investment income on fixed maturities	$279	$267	$253	$245	$244	$877	$742	$(35)	(13)%	$(135)	(15)%	$(1)	—
Realized gains (losses)	12	15	(20)	(5)	(156)	18	(181)	(168)	#	(199)	#	(151)	#
Other (including seed money)	20	(8)	4	(3)	(2)	27	(1)	(22)	#	(28)	#	1	33%
Total net investment income	$311	$274	$237	$237	$86	$922	$560	$(225)	(72)%	$(362)	(39)%	$(151)	(64)%

Balance Sheet Metrics
Allocated equity	$2,128	$2,100	$2,005	$1,961	$2,228	$2,128	$2,228	$100	5%	$100	5%	$267	14%
Pretax return on allocated equity	19.2%	19.1%	16.3%	16.3%	10.2%	19.2%	10.2%	(9.0)%		(9.0)%		(6.1)%

Other Metrics
Net variable annuity living benefits market impact (1)(2)(3)	$(63)	$(1)	$(15)	$19	$27	$(38)	$31	$90	#	$69	#	$8	42%
Total annuity net flows	$465	$403	$304	$428	$384	$1,557	$1,116	$(81)	(17)%	$(441)	(28)%	$(44)	(10)%

(1)          Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

(2)          Q3 2008 includes loss on derivatives related to Lehman Brothers bankruptcy, as disclosed on page 46.

(3)          Q3 2007 restated to exclude unlocking impact and conform with current presentation.

#                Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax income	$35	$52	$20	$57	$82	$133	$159	$47	#	$26	20%	$25	44%
Allocated equity	$919	$919	$914	$900	$1,139	$919	$1,139	$220	24%	$220	24%	$239	27%
Pretax return on allocated equity	20.8%	19.6%	16.1%	18.0%	22.0%	20.8%	22.0%	1.2%		1.2%		4.0%

Fixed Annuities (1)
Pretax income (loss)	$56	$76	$22	$20	$(116)	$162	$(74)	$(172)	#	$(236)	#	$(136)	#
Allocated equity	$1,209	$1,181	$1,091	$1,061	$1,089	$1,209	$1,089	$(120)	(10)%	$(120)	(10)%	$28	3%
Pretax return on allocated equity	18.1%	18.6%	16.4%	15.0%	0.2%	18.1%	0.2%	(17.9)%		(17.9)%		(14.8)%

Variable Annuities Rollforward
Beginning balance	$55,092	$57,127	$57,182	$54,444	$54,742	$49,489	$57,182	$(350)	(1)%	$7,693	16%	$298	1%
Deposits	2,649	2,474	2,129	2,077	1,729	8,337	5,935	(920)	(35)%	(2,402)	(29)%	(348)	(17)%
Withdrawals and terminations	(1,458)	(1,368)	(1,278)	(1,266)	(1,161)	(4,586)	(3,705)	297	20%	881	19%	105	8%
Net flows	1,191	1,106	851	811	568	3,751	2,230	(623)	(52)%	(1,521)	(41)%	(243)	(30)%
Investment performance and interest credited	847	(1,043)	(3,577)	(531)	(5,006)	3,882	(9,114)	(5,853)	#	(12,996)	#	(4,475)	#
Other	(3)	(8)	(12)	18	(4)	5	2	(1)	(33)%	(3)	(60)%	(22)	#
Total ending balance - contract accumulation values	$57,127	$57,182	$54,444	$54,742	$50,300	$57,127	$50,300	$(6,827)	(12)%	$(6,827)	(12)%	$(4,442)	(8)%

Variable annuities fixed sub-accounts	$5,542	$5,419	$5,389	$5,366	$5,496	$5,542	$5,496	$(46)	(1)%	$(46)	(1)%	$130	2%

Fixed Annuities Rollforward
Beginning balance	$13,652	$13,046	$12,463	$12,020	$11,759	$14,884	$12,463	$(1,893)	(14)%	$(2,421)	(16)%	$(261)	(2)%
Deposits	81	76	79	208	378	241	665	297	#	424	#	170	82%
Withdrawals and terminations	(807)	(779)	(626)	(591)	(562)	(2,435)	(1,779)	245	30%	656	27%	29	5%
Net flows	(726)	(703)	(547)	(383)	(184)	(2,194)	(1,114)	542	75%	1,080	49%	199	52%
Policyholder interest credited	120	108	92	102	103	391	297	(17)	(14)%	(94)	(24)%	1	1%
Other	—	12	12	20	4	(35)	36	4	—	71	#	(16)	(80)%
Total ending balance - contract accumulation values	$13,046	$12,463	$12,020	$11,759	$11,682	$13,046	$11,682	$(1,364)	(10)%	$(1,364)	(10)%	$(77)	(1)%

Capitalized Interest	$2	$1	$2	$2	$2	$6	$6	$—	—	$—	—	$—	—

Payout Annuities Reserve Balance	$2,238	$2,226	$2,199	$2,139	$2,121	$2,238	$2,121	$(117)	(5)%	$(117)	(5)%	$(18)	(1)%

Tax Equivalent Spread - Fixed Annuities (2)
Gross rate of return on invested assets	5.6%	5.6%	5.4%	5.4%	5.3%	5.6%	5.4%	(0.3)%		(0.2)%		(0.1)%
Crediting rate	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.8)%	(3.7)%	(3.7)%	(0.1)%		—		(0.1)%
Tax equivalent margin spread	1.9%	1.9%	1.7%	1.7%	1.5%	1.9%	1.7%	(0.4)%		(0.2)%		(0.2)%

Total Variable Annuities DAC
Beginning balance	$1,988	$2,067	$2,086	$2,145	$2,186	$2,004	$2,086	$198	10%	$82	4%	$41	2%
Capitalization	113	111	103	97	83	358	283	(30)	(27)%	(75)	(21)%	(14)	(14)%
Amortization per income statement	(20)	(80)	(79)	(77)	(77)	(144)	(233)	(57)	#	(89)	(62)%	—	—
Cumulative effect of accounting change (3)	—	—	36	—	—	(146)	36	—	—	182	#	—	—
Other (FAS 115)	(14)	(12)	(1)	21	(16)	(5)	4	(2)	(14)%	9	#	(37)	#
Total ending balance	$2,067	$2,086	$2,145	$2,186	$2,176	$2,067	$2,176	$109	5%	$109	5%	$(10)	—

Total Fixed Annuities DAC
Beginning balance	$309	$272	$250	$238	$247	$343	$250	$(62)	(20)%	$(93)	(27)%	$9	4%
Capitalization	2	2	2	8	16	5	26	14	#	21	#	8	#
Amortization per income statement	(33)	(20)	(15)	(14)	(19)	(74)	(48)	14	42%	26	35%	(5)	(36)%
Cumulative effect of accounting change (3)	—	—	—	—	—	(7)	—	—	—	7	#	—	—
Other (FAS 115)	(6)	(4)	1	15	(27)	5	(11)	(21)	#	(16)	#	(42)	#
Total ending balance	$272	$250	$238	$247	$217	$272	$217	$(55)	(20)%	$(55)	(20)%	$(30)	(12)%

(1)	Includes payout annuities.
(2)

Attributable to interest sensitive products only, which have been 97% of the total ending fixed annuities accumulation values in the periods reported. The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

(3)	Reflects adoption of SOP O5-1 in Q1 2007 and FAS 157 in Q1 2008.
#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2008

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$17	$18	$15	$16	$14	$50	$45	$(3)	(18)%	$(5)	(10)%	$(2)	(13)%
Distribution fees	25	26	27	25	26	76	78	1	4%	2	3%	1	4%
Net investment income	93	92	83	85	42	269	210	(51)	(55)%	(59)	(22)%	(43)	(51)%
Premiums	253	255	254	255	263	747	772	10	4%	25	3%	8	3%
Other revenues	107	133	113	110	209	320	432	102	95%	112	35%	99	90%
Total revenues	495	524	492	491	554	1,462	1,537	59	12%	75	5%	63	13%
Banking and deposit interest expense	—	—	—	1	—	1	1	—	—	—	—	(1)	#
Total net revenues	495	524	492	490	554	1,461	1,536	59	12%	75	5%	64	13%

Expenses
Distribution expenses	17	13	14	17	16	49	47	(1)	(6)%	(2)	(4)%	(1)	(6)%
Interest credited to fixed accounts	37	35	35	36	37	106	108	—	—	2	2%	1	3%
Benefits, claims, losses and settlement expenses	225	196	226	225	187	654	638	(38)	(17)%	(16)	(2)%	(38)	(17)%
Amortization of deferred acquisition costs	68	57	52	48	138	143	238	70	#	95	66%	90	#
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	55	69	63	51	72	178	186	17	31%	8	4%	21	41%
Total expenses	402	370	390	377	450	1,130	1,217	48	12%	87	8%	73	19%
Pretax income	$93	$154	$102	$113	$104	$331	$319	$11	12%	$(12)	(4)%	$(9)	(8)%

Pretax Operating Earnings
Pretax income	$93	$154	$102	$113	$104	$331	$319	$11	12%	$(12)	(4)%	$(9)	(8)%
Realized (gains) losses	(3)	(3)	3	1	44	(4)	48	47	#	52	#	43	#
Total pretax operating earnings	$90	$151	$105	$114	$148	$327	$367	$58	64%	$40	12%	$34	30%

Income Statement Metrics
Pretax income margin	18.8%	29.4%	20.7%	23.1%	18.8%	22.7%	20.8%	—		(1.9)%		(4.3)%
Pretax operating earnings margin	18.2%	28.8%	21.3%	23.3%	26.7%	22.4%	23.9%	8.5%		1.5%		3.4%

Net Investment Income
Investment income on fixed maturities	$81	$82	$79	$76	$77	$243	$232	$(4)	(5)%	$(11)	(5)%	$1	1%
Realized gains (losses)	3	3	(3)	(1)	(44)	4	(48)	(47)	#	(52)	#	(43)	#
Other (including seed money)	9	7	7	10	9	22	26	—	—	4	18%	(1)	(10)%
Total net investment income	$93	$92	$83	$85	$42	$269	$210	$(51)	(55)%	$(59)	(22)%	$(43)	(51)%

Balance Sheet Metrics
Allocated equity	$2,308	$2,318	$2,358	$2,366	$2,470	$2,308	$2,470	$162	7%	$162	7%	$104	4%
Pretax return on allocated equity	20.2%	21.8%	20.7%	20.1%	20.0%	20.2%	20.0%	(0.2)%		(0.2)%		(0.1)%

Product Information
Long Term Care
Pretax income (loss)	$3	$2	$—	$—	$(17)	$17	$(17)	$(20)	#	$(34)	#	$(17)	—
Allocated equity	$552	$550	$593	$586	$597	$552	$597	$45	8%	$45	8%	$11	2%
Pretax return on allocated equity	3.3%	3.4%	2.1%	0.9%	(2.6)%	3.3%	(2.6)%	(5.9)%		(5.9)%		(3.5)%

Protection excluding Long Term Care
Pretax income	$90	$152	$102	$113	$121	$314	$336	$31	34%	$22	7%	$8	7%
Allocated equity	$1,756	$1,768	$1,765	$1,780	$1,873	$1,756	$1,873	$117	7%	$117	7%	$93	5%
Pretax return on allocated equity	25.9%	27.9%	26.8%	26.3%	27.3%	25.9%	27.3%	1.4%		1.4%		$1.0%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$88	$82	$64	$64	$57	$260	$185	$(31)	(35)%	$(75)	(29)%	$(7)	(11)%
Term and whole life	5	5	4	5	4	15	13	(1)	(20)%	(2)	(13)%	(1)	(20)%
Disability insurance	4	4	4	4	3	14	11	(1)	(25)%	(3)	(21)%	(1)	(25)%
Auto and Home	157	145	156	155	166	453	477	9	6%	24	5%	11	7%
Total cash sales	$254	$236	$228	$228	$230	$742	$686	$(24)	(9)%	$(56)	(8)%	$2	1%

VUL / UL Policyholder Account Balances
Beginning balance	$9,858	$9,976	$9,836	$9,336	$9,303	$9,329	$9,836	$(555)	(6)%	$507	5%	$(33)	—
Premiums and deposits	277	280	266	256	254	835	776	(23)	(8)%	(59)	(7)%	(2)	(1)%
Investment performance and interest	115	(156)	(493)	(33)	(627)	618	(1,153)	(742)	#	(1,771)	#	(594)	#
Withdrawals and surrenders	(287)	(275)	(267)	(258)	(308)	(848)	(833)	(21)	(7)%	15	2%	(50)	(19)%
Other	13	11	(6)	2	(31)	42	(35)	(44)	#	(77)	#	(33)	#
Total ending balance	$9,976	$9,836	$9,336	$9,303	$8,591	$9,976	$8,591	$(1,385)	(14)%	$(1,385)	(14)%	$(712)	(8)%

Premiums by Product
Term and whole life	$21	$19	$21	$19	$22	$60	$62	$1	5%	$2	3%	$3	16%
Disability insurance	42	42	43	43	44	125	130	2	5%	5	4%	1	2%
Long term care	36	38	35	34	36	106	105	—	—	(1)	(1)%	2	6%
Auto and Home	146	147	148	151	154	431	453	8	5%	22	5%	3	2%
Intercompany premiums	8	9	7	8	7	25	22	(1)	(13)%	(3)	(12)%	(1)	(13)%
Total premiums by product	$253	$255	$254	$255	$263	$747	$772	$10	4%	$25	3%	$8	3%

Auto and Home Insurance
Policy count (thousands)	512	517	524	532	540	512	540	28	5%	28	5%	8	2%
Loss ratio	78.1%	69.3%	79.8%	75.8%	75.7%	76.0%	77.1%	(2.4)%		1.1%		(0.1)%
Expense ratio	18.0%	15.5%	16.8%	15.3%	20.5%	17.6%	17.5%	2.5%		(0.1)%		5.2%
Combined ratio	96.1%	84.8%	96.6%	91.1%	96.2%	93.6%	94.6%	0.1%		1.0%		5.1%

DAC Rollforward
Life and Health
Beginning balance	$2,085	$2,086	$2,093	$2,097	$2,114	$2,064	$2,093	$29	1%	$29	1%	$17	1%
Capitalization	54	57	46	45	41	171	132	(13)	(24)%	(39)	(23)%	(4)	(9)%
Amortization per income statement	(54)	(46)	(40)	(36)	(126)	(106)	(202)	(72)	#	(96)	(91)%	(90)	#
SOP 05-1 (Cumulative pretax impact)	—	—	—	—	—	(51)	—	—	—	51	#	—	—
Other (FAS 115)	1	(4)	(2)	8	(10)	8	(4)	(11)	#	(12)	#	(18)	#
Total ending balance	$2,086	$2,093	$2,097	$2,114	$2,019	$2,086	$2,019	$(67)	(3)%	$(67)	(3)%	$(95)	(4)%

Life Insurance in-Force	$184,304	$187,095	$188,643	$190,514	$192,002	$184,304	$192,002	$7,698	4%	$7,698	4%	$1,488	1%

Net Amount at Risk	$59,516	$59,100	$58,395	$58,583	$58,001	$59,516	$58,001	$(1,515)	(3)%	$(1,515)	(3)%	$(582)	(1)%

Net Policyholder Reserves
VUL / UL	$8,915	$8,780	$8,293	$8,286	$7,604	$8,915	$7,604	$(1,311)	(15)%	$(1,311)	(15)%	$(682)	(8)%
Term and whole life	233	233	233	234	236	233	236	3	1%	3	1%	2	1%
Disability insurance	419	426	431	431	454	419	454	35	8%	35	8%	23	5%
Long term care and other	2,300	2,320	2,339	2,375	2,374	2,300	2,374	74	3%	74	3%	(1)	—
Auto and Home loss and LAE reserves	361	339	333	319	308	361	308	(53)	(15)%	(53)	(15)%	(11)	(3)%
Total net policyholder reserves	$12,228	$12,098	$11,629	$11,645	$10,976	$12,228	$10,976	$(1,252)	(10)%	$(1,252)	(10)%	$(669)	(6)%

(1)	Includes lump sum deposits.
#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2008

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$1	$—	$—	$—	$—	$1	$—	$(1)	#	$(1)	#	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(3)	14	8	12	(9)	8	11	(6)	#	3	38%	(21)	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	(2)	3	2	2	—	4	4	2	#	—	—	(2)	#
Total revenues	(4)	17	10	14	(9)	13	15	(5)	#	2	15%	(23)	#
Banking and deposit interest expense	2	1	1	—	—	5	1	(2)	#	(4)	(80)%	—	—
Total net revenues	(6)	16	9	14	(9)	8	14	(3)	(50)%	6	75%	(23)	#

Expenses
Distribution expenses	—	—	—	1	—	1	1	—	—	—	—	(1)	#
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	27	27	26	28	27	85	81	—	—	(4)	(5)%	(1)	(4)%
General and administrative expense	40	47	14	31	134	112	179	94	#	67	60%	103	#
Total expenses before separation costs (1)	67	74	40	60	161	198	261	94	#	63	32%	101	#

Separation costs	60	28	—	—	—	208	—	(60)	#	(208)	#	—	—
Total expenses	127	102	40	60	161	406	261	34	27%	(145)	(36)%	101	#
Pretax loss	$(133)	$(86)	$(31)	$(46)	$(170)	$(398)	$(247)	$(37)	(28)%	$151	38%	$(124)	#

Balance Sheet Metrics
Allocated equity	$1,767	$1,751	$1,730	$1,730	$1,224	$1,767	$1,224	$(543)	(31)%	$(543)	(31)%	$(506)	(29)%

(1)    See non-GAAP Financial Information.

#      Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

Third Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(14)	$(14)	$(13)	$(13)	$(13)	$(39)	$(39)	$1	7%	$—	—	$—	—
Distribution fees	(279)	(276)	(251)	(253)	(236)	(871)	(740)	43	15%	131	15%	17	7%
Net investment income	(1)	(3)	(2)	(2)	(2)	(5)	(6)	(1)	#	(1)	(20)%	—	—
Premiums	(8)	(9)	(7)	(8)	(8)	(25)	(23)	—	—	2	8%	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(302)	(302)	(273)	(276)	(259)	(940)	(808)	43	14%	132	14%	17	6%
Banking and deposit interest expense	(1)	(3)	(3)	(2)	(2)	(5)	(7)	(1)	#	(2)	(40)%	—	—
Total net revenues	(301)	(299)	(270)	(274)	(257)	(935)	(801)	44	15%	134	14%	17	6%

Expenses
Distribution expenses	(250)	(239)	(221)	(223)	(209)	(774)	(653)	41	16%	121	16%	14	6%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(51)	(60)	(49)	(51)	(48)	(161)	(148)	3	6%	13	8%	3	6%
Total expenses	(301)	(299)	(270)	(274)	(257)	(935)	(801)	44	15%	134	14%	17	6%
Pretax income	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)    The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#      Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2008

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(in millions, unaudited)	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008

Assets
Cash and cash equivalents	$4,002	$3,836	$3,904	$3,373	$4,043
Investments	31,126	30,625	29,808	29,506	28,101
Separate account assets	62,371	61,974	58,442	58,725	52,762
Receivables	3,323	3,441	3,441	3,614	3,921
Deferred acquisition costs	4,502	4,503	4,549	4,611	4,473
Restricted and segregated cash	1,225	1,332	1,142	994	1,895
Other assets	3,621	3,519	3,616	3,444	4,013
Total assets	$110,170	$109,230	$104,902	$104,267	$99,208

Liabilities
Future policy benefits and claims	$28,048	$27,446	$27,164	$26,744	$26,981
Separate account liabilities	62,371	61,974	58,442	58,725	52,762
Customer deposits	6,029	6,201	6,307	6,382	7,727
Debt	2,215	2,018	2,018	2,018	2,080
Accounts payable and accrued expenses	1,077	1,187	834	890	758
Other liabilities	2,672	2,594	2,556	2,194	2,183
Total liabilities	102,412	101,420	97,321	96,953	92,491

Shareholders’ Equity
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,593	4,630	4,637	4,649	4,704
Retained earnings	4,591	4,811	4,938	5,111	5,004
Treasury stock	(1,180)	(1,467)	(1,710)	(1,927)	(2,021)
Accumulated other comprehensive income (loss), net of tax	(249)	(167)	(287)	(522)	(973)
Total shareholders’ equity	7,758	7,810	7,581	7,314	6,717
Total liabilities and shareholders’ equity	$110,170	$109,230	$104,902	$104,267	$99,208

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions unless otherwise noted, unaudited)	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008
Debt Summary
Senior notes	$1,500	$1,500	$1,500	$1,500	$1,500
Junior subordinated notes (2)	500	500	500	500	500

Non-recourse debt
Debt of CDO	197	—	—	—	—
Debt for inverse floaters	18	18	18	18	12
Debt of property fund limited partnerships	—	—	—	—	68
Total non-recourse debt	215	18	18	18	80
Total debt	$2,215	$2,018	$2,018	$2,018	$2,080

Total debt	$2,215	$2,018	$2,018	$2,018	$2,080
Total non-recourse debt	(215)	(18)	(18)	(18)	(80)
Total debt excluding non-recourse debt (1)	2,000	2,000	2,000	2,000	2,000
Junior subordinated notes 75% equity credit (2)	(375)	(375)	(375)	(375)	(375)
Total debt excluding non-recourse debt and 75% equity credit (1),(2)	$1,625	$1,625	$1,625	$1,625	$1,625

Total shareholders’ equity	$7,758	$7,810	$7,581	$7,314	$6,717
Total capital	9,973	9,828	9,599	9,332	8,797
Total capital excluding non-recourse debt (1)	$9,758	$9,810	$9,581	$9,314	$8,717

Other Information
Debt to total capital	22.2%	20.5%	21.0%	21.6%	23.6%
Debt to total capital excluding non-recourse debt (1)	20.5%	20.4%	20.9%	21.5%	22.9%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	16.7%	16.6%	17.0%	17.4%	18.6%

Ratings (as of September 30, 2008)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)	See non-GAAP Financial Information.
(2)	The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Investments

(in millions unless otherwise noted, unaudited)	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008
Cash and cash equivalents	$4,002	$3,836	$3,904	$3,373	$4,043

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	14,471	13,943	13,493	13,319	12,593

Mortgage backed securities	6,267	6,282	6,155	6,013	5,741
Commercial mortgage backed securities	3,075	3,043	2,944	2,841	2,711
Asset backed securities	1,044	1,068	1,031	1,073	1,053
Total mortgage and other asset backed securities	10,386	10,393	10,130	9,927	9,505

Structured investments	48	46	42	38	35
State and municipal obligations	1,054	1,035	1,004	991	923
US government and agencies obligations	360	328	333	326	265
Foreign government bonds and obligations	133	112	113	110	107
Common and preferred stocks	58	58	51	54	49
Other AFS	54	16	20	26	18
Total other	1,707	1,595	1,563	1,545	1,397
Total available-for-sale securities	26,564	25,931	25,186	24,791	23,495

Commercial mortgage loans	3,025	3,115	3,127	3,058	2,939
Allowance for loan losses	(18)	(18)	(18)	(18)	(18)
Commercial mortgage loans, net	3,007	3,097	3,109	3,040	2,921

Policy loans	693	706	713	725	730
Trading securities	551	504	428	379	374
Other investments	311	387	372	571	581
Total investments	31,126	30,625	29,808	29,506	28,101

Total cash, cash equivalents and investments	$35,128	$34,461	$33,712	$32,879	$32,144

SFAS 115 Mark-to-market AFS	$(434)	$(316)	$(500)	$(915)	$(1,517)

AFS Fixed Maturity Asset Quality - %
AAA	43%	44%	44%	42%	41%
AA	11%	10%	10%	10%	8%
AFS securities AA and above	54%	54%	54%	52%	49%
A	16%	16%	16%	17%	17%
BBB	24%	24%	24%	24%	27%
Below investment grade	6%	6%	6%	7%	7%
Total AFS fixed maturity asset quality -%	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	5%	6%	5%	7%	7%

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of our separation from American Express Company, consisting of non-recurring separation costs.  These non-GAAP financial measures, which our management views as important indicators of financial performance, include:

• Adjusted earnings (loss);

• Separation costs, after-tax;

• Adjusted pretax income (losses);

• Adjusted pretax margin;

• Adjusted earnings margin;

• Adjusted return on equity;

• Adjusted earnings per diluted share;

• Total debt excluding non-recourse debt;

• Total debt excluding non-recourse debt and 75% equity credit;

• Total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt and 75% equity credit;

• Pretax operating earnings;

• Pretax operating earnings margin; and

• Total expenses before separation costs for the Financial Summary and Corporate & Other segment.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for the Company’s junior subordinated debt.  Management believes that the debt to capital ratios excluding this non-recourse debt better represent the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial advice and full service brokerage and banking services, primarily to retail clients, through our financial advisors. Our advisors distribute a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment are fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Threadneedle Investments predominantly provides international investment products and services, and RiverSource Investments predominantly provides domestic products and services. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through third-party distribution. International retail products are primarily distributed through third parties. Products accessed by consumers on a retail basis include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource Life variable and fixed annuity products to our retail clients primarily distributed through our Advice & Wealth Management segment and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on underlying account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting annuity benefits reserves and capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our Advice & Wealth Management segment. Our property-casualty products are sold direct, primarily through affinity relationships. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including unallocated equity and other revenues from various investments as well as unallocated corporate expenses. This segment also includes non-recurring costs associated with our separation from American Express, which ended in 2007.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Earnings - Adjustment to net income including the after-tax effect on separation costs.

Adjusted Earnings Margin - A ratio using as the numerator adjusted earnings and as the denominator total net revenues.

Adjusted Pretax Income - Adjustments made to income before tax provision for separation costs.

Adjusted Pretax Margin - A ratio using as the numerator adjusted pretax income and as the denominator total net revenues.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using adjusted earnings in the numerator for the last twelve months and equity excluding the equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries. For the Corporate & Other segment, allocated equity also includes any excess capital.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums inforce (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums inforce, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by total capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for our junior subordinated debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in-Force - The total amount of all life insurance death benefits currently insured by our company.

Managed External Client Assets - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Owned Assets - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance inforce less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total net revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Income (Loss) - Income (loss) before income tax provision (benefit).

Pretax Income Margin - A ratio representing pretax income as a percentage of total net revenues.

Pretax Operating Earnings - Pretax income plus or minus net realized gains (losses).

Pretax Operating Earnings Margin - A ratio representing pretax operating earnings as a percentage of total net revenues.

Pretax Return on Allocated Equity - Calculated using pretax income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs - Separation costs include expenses related to our separation from American Express Company. These costs are primarily associated with establishing the Ameriprise Financial brand, separating and reestablishing our technology platforms and advisor and employee retention programs.  These costs ended in 2007.

Separation costs, after-tax - For this non-GAAP presentation of non-recurring separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Limited is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Capital - Total shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Third Quarter 2008

RiverSource® Mutual Fund Performance and

Lipper Ranking

Equity Fund Performance & Lipper Ranking

As of September 30, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
Threadneedle Emerging Markets Fund	412.4	9/30/2008	1.83	-33.20	44%	8.23	41%	17.68	49%	13.60	53%	11/13/1996	7.39	11/14/1996	48%	5.75	-37.04	6.12	16.29	12.93	6.86
Lipper Fund Ranking / Total Funds in Category					128 / 294		84 / 205		85 / 174		52 / 98				31 / 64
Equity Income Funds
RiverSource Diversified Equity Income Fund	5,785.5	9/30/2008	1.00	-25.05	84%	1.32	54%	9.73	6%	7.11	12%	10/15/1990	10.79	10/18/1990	35%	5.75	-29.36	-0.66	8.44	6.48	10.42
Lipper Fund Ranking / Total Funds in Category					239 / 286		124 / 230		9 / 171		12 / 99				9 / 25
RiverSource Dividend Opportunity Fund	1,337.5	9/30/2008	1.11	-23.37	75%	1.37	52%	6.44	48%	2.50	86%	8/1/1988	8.34	8/4/1988	77%	5.75	-27.78	-0.61	5.19	1.90	8.02
Lipper Fund Ranking / Total Funds in Category					213 / 286		119 / 230		82 / 171		86 / 99				16 / 20
European Region Funds
Threadneedle European Equity Fund	89.2	9/30/2008	1.43	-24.83	9%	4.82	11%	10.63	53%			6/26/2000	0.49	6/26/2000	75%	5.75	-29.15	2.77	9.33		-0.23
Lipper Fund Ranking / Total Funds in Category					9 / 109		10 / 95		46 / 87						45 / 59
Extended U.S. Large-Cap Core Funds
RiverSource 120/20 Contrarian Equity Fund	44.3	9/30/2008	2.01									10/18/2007	-30.40			5.75					-34.40
Lipper Fund Ranking / Total Funds in Category
RiverSource 130/30 U.S. Equity Fund	14.1	9/30/2008	3.18									10/18/2007	-30.87			5.75					-34.84
Lipper Fund Ranking / Total Funds in Category
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	1,675.5	9/30/2008	1.13	-20.91	79%	0.83	54%	5.90	40%	3.87	74%	1/23/1985	9.67	1/31/1985	50%	5.75	-25.45	-1.14	4.65	3.26	9.40
Lipper Fund Ranking / Total Funds in Category					113 / 143		54 / 100		35 / 87		38 / 51				3 / 5
Global Large Cap Growth Funds
Threadneedle Global Equity Fund	549.9	9/30/2008	1.39	-29.10	63%	0.39	35%	8.32	22%	2.44	71%	5/29/1990	4.62	5/31/1990	80%	5.75	-33.17	-1.57	7.05	1.83	4.29
Lipper Fund Ranking / Total Funds in Category					62 / 98		27 / 77		12 / 55		22 / 30				4 / 4
Global Multi Cap Growth Funds
Threadneedle Global Equity Income Fund	9.5	9/30/2008	1.81									8/1/2008	-11.72			5.75					-16.80
Lipper Fund Ranking / Total Funds in Category
Global Science & Technology Funds
RiverSource Global Technology Fund	107.6	9/30/2008	1.60	-29.17	45%	0.16	38%	5.65	9%	3.65	35%	11/13/1996	3.21	11/14/1996	62%	5.75	-33.24	-1.79	4.40	3.04	2.70
Lipper Fund Ranking / Total Funds in Category					43 / 95		34 / 90		7 / 78		8 / 22				11 / 17
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	97.8	9/30/2008	1.33	-27.71	75%	8.89	74%	9.46	80%	11.75	76%	4/22/1985	6.94	4/30/1985	50%	5.75	-31.86	6.76	8.17	11.09	6.67
Lipper Fund Ranking / Total Funds in Category					49 / 65		39 / 52		38 / 47		22 / 28				5 / 9
International Large Cap Core Funds
Threadneedle International Opportunity Fund	450.4	9/30/2008	1.34	-27.14	13%	2.06	28%	8.80	46%	2.29	90%	11/15/1984	7.51	11/15/1984	75%	5.75	-31.32	0.07	7.52	1.68	7.24
Lipper Fund Ranking / Total Funds in Category					28 / 228		54 / 193		80 / 173		90 / 100				3 / 3
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	574.0	9/30/2008	1.46	-34.74	75%							5/18/2006	-5.22	5/18/2006	62%	5.75	-38.49				-7.56
Lipper Fund Ranking / Total Funds in Category					156 / 208										110 / 177
RiverSource Partners International Select Growth Fund (2)	496.5	9/30/2008	1.61	-32.45	62%	1.66	53%	10.51	43%			9/28/2001	8.16	9/28/2001	45%	5.75	-36.34	-0.32	9.21		7.25
Lipper Fund Ranking / Total Funds in Category					128 / 208		81 / 152		50 / 118						43 / 96
International Multi Cap Value Funds
RiverSource Partners International Select Value Fund (2)	1,244.6	9/30/2008	1.38	-36.50	91%	-1.58	73%	9.04	57%			9/28/2001	8.64	9/28/2001	56%	5.75	-40.16	-3.50	7.75		7.73
Lipper Fund Ranking / Total Funds in Category					127 / 139		73 / 100		49 / 85						37 / 66
International Small/Mid Cap Core Funds
RiverSource Partners International Small Cap Fund (2)	66.5	9/30/2008	1.90	-40.01	80%	-3.36	87%	5.84	94%			10/3/2002	11.26	10/3/2002	84%	5.75	-43.46	-5.25	4.59		10.16
Lipper Fund Ranking / Total Funds in Category					49 / 61		38 / 43		40 / 42						30 / 35
Large Cap Core Funds
RiverSource Large Cap Equity Fund	3,497.8	9/30/2008	1.05	-27.46	90%	-2.93	86%	2.17	86%			3/28/2002	0.15	3/28/2002	75%	5.75	-31.63	-4.83	0.97		-0.76
Lipper Fund Ranking / Total Funds in Category					764 / 854		613 / 719		518 / 602						398 / 530
RiverSource Disciplined Equity Fund	2,655.6	9/30/2008	0.96	-23.59	71%	-0.88	58%	4.74	42%			4/24/2003	6.31	4/24/2003	39%	5.75	-27.98	-2.82	3.50		5.15
Lipper Fund Ranking / Total Funds in Category					602 / 854		416 / 719		250 / 602						225 / 578
Large Cap Growth Funds
RiverSource Growth Fund	1,810.8	9/30/2008	1.04	-30.10	97%	-4.98	97%	1.12	89%	-1.09	91%	3/1/1972	10.49	3/2/1972	30%	5.75	-34.12	-6.84	-0.07	-1.67	10.31
Lipper Fund Ranking / Total Funds in Category					742 / 770		628 / 653		476 / 539		232 / 255				7 / 23
Large Cap Value Fund
RiverSource Disciplined Large Cap Value Fund	9.5	9/30/2008	1.32									8/1/2008	-10.04			5.75					-15.21
Lipper Fund Ranking / Total Funds in Category
RiverSource Equity Value Fund	831.4	9/30/2008	1.06	-23.34	52%	1.89	15%	8.60	8%	4.71	40%	3/20/1995	7.70	3/23/1995	59%	5.75	-27.75	-0.10	7.33	4.10	7.23
Lipper Fund Ranking / Total Funds in Category					292 / 571		73 / 499		30 / 411		69 / 175				60 / 101
RiverSource Large Cap Value Fund	47.1	9/30/2008	1.31	-28.53	87%	-2.95	84%	3.38	85%			6/27/2002	3.01	6/27/2002	83%	5.75	-32.64	-4.85	2.17		2.04
Lipper Fund Ranking / Total Funds in Category					496 / 571		417 / 499		350 / 411						287 / 346

Equity Fund Performance & Lipper Ranking

As of September 30, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Long-Short Equity Funds
Threadneedle Global Extended Alpha Fund	7.6	9/30/2008	1.99									8/1/2008	-13.65			5.75					-18.62
Lipper Fund Ranking / Total Funds in Category
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	37.1	9/30/2008	1.32	-22.72	68%							5/18/2006	-9.48	5/18/2006	98%	5.75	-27.16				-11.72
Lipper Fund Ranking / Total Funds in Category					230 / 339										283 / 290
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	680.1	9/30/2008	1.08	-24.12	43%	-3.59	83%	3.17	84%	4.62	66%	6/4/1957	^			5.75	-28.49	-5.47	1.95	4.00	^
Lipper Fund Ranking / Total Funds in Category					263 / 614		435 / 528		357 / 424		128 / 193
RiverSource Partners Aggressive Growth Fund (2)	448.3	9/30/2008	1.65	-27.72	67%	0.51	39%	6.71	36%			4/24/2003	10.06	4/24/2003	24%	5.75	-31.88	-1.46	5.45		8.87
Lipper Fund Ranking / Total Funds in Category					412 / 614		206 / 528		153 / 424						95 / 405
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	2,360.0	9/30/2008	1.23	-25.62	80%	1.10	22%	11.33	5%			2/14/2002	8.94	2/14/2002	13%	5.75	-29.89	-0.88	10.02		7.97
Lipper Fund Ranking / Total Funds in Category					287 / 360		60 / 276		10 / 209						21 / 169
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	13.9	9/30/2008	1.49	-17.72	84%							5/18/2006	-0.47	5/18/2006	56%	5.75	-22.45				-2.92
Lipper Fund Ranking / Total Funds in Category					141 / 167										57 / 101
Mixed-Asset Target 2015 Funds
RiverSource Retirement Plus 2015 Fund	24.8	9/30/2008	1.31	-20.32	86%							5/18/2006	-1.14	5/18/2006	59%	5.75	-24.90				-3.58
Lipper Fund Ranking / Total Funds in Category					93 / 108										32 / 54
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2020 Fund	27.5	9/30/2008	1.29	-22.74	91%							5/18/2006	-1.98	5/18/2006	61%	5.75	-27.18				-4.40
Lipper Fund Ranking / Total Funds in Category					130 / 143										52 / 85
Mixed-Asset Target 2025 Funds
RiverSource Retirement Plus 2025 Fund	28.5	9/30/2008	1.34	-23.88	91%							5/18/2006	-2.64	5/18/2006	56%	5.75	-28.26				-5.05
Lipper Fund Ranking / Total Funds in Category					80 / 87										21 / 37
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2030 Fund	26.9	9/30/2008	1.32	-23.85	80%							5/18/2006	-2.42	5/18/2006	50%	5.75	-28.23				-4.83
Lipper Fund Ranking / Total Funds in Category					112 / 140										41 / 82
Mixed-Asset Target 2035 Funds
RiverSource Retirement Plus 2035 Fund	17.9	9/30/2008	1.51	-23.95	71%							5/18/2006	-2.77	5/18/2006	49%	5.75	-28.33				-5.17
Lipper Fund Ranking / Total Funds in Category					62 / 87										17 / 34
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2040 Fund	11.3	9/30/2008	1.66	-23.83	61%							5/18/2006	-2.49	5/18/2006	31%	5.75	-28.21				-4.90
Lipper Fund Ranking / Total Funds in Category					76 / 124										23 / 75
Mixed-Asset Target 2045 Funds
RiverSource Retirement Plus 2045 Fund	9.4	9/30/2008	2.10	-23.73	60%							5/18/2006	-2.56	5/18/2006	37%	5.75	-28.12				-4.97
Lipper Fund Ranking / Total Funds in Category					45 / 75										8 / 21
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	201.0	9/30/2008	1.06	-5.79	18%	2.19	18%					3/4/2004	2.83	3/4/2004	20%	4.75	-10.26	0.55			1.75
Lipper Fund Ranking / Total Funds in Category					77 / 446		58 / 322								44 / 220
RiverSource Portfolio Builder Moderate Conservative Fund	378.3	9/30/2008	1.10	-10.28	59%	1.90	27%					3/4/2004	3.15	3/4/2004	13%	4.75	-14.55	0.26			2.06
Lipper Fund Ranking / Total Funds in Category					260 / 446		87 / 322								28 / 220
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	1,016.3	9/30/2008	1.23	-18.30	54%	0.84	41%					3/4/2004	3.15	3/4/2004	29%	5.75	-23.00	-1.13			1.82
Lipper Fund Ranking / Total Funds in Category					355 / 663		223 / 548								131 / 465
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	712.0	9/30/2008	1.07	-18.73	84%	-0.25	71%	3.76	56%	0.33	94%	4/16/1940	^			5.75	-23.40	-2.20	2.54	-0.26	^
Lipper Fund Ranking / Total Funds in Category					418 / 499		257 / 363		136 / 245		132 / 140
RiverSource Portfolio Builder Moderate Fund	985.8	9/30/2008	1.16	-14.42	49%	1.47	29%					3/4/2004	3.36	3/4/2004	19%	5.75	-19.34	-0.51			2.03
Lipper Fund Ranking / Total Funds in Category					243 / 499		105 / 363								53 / 283
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	192.4	9/30/2008	1.44	-25.78	76%							5/17/2007	-17.86	5/17/2007	69%	5.75	-30.05				-21.34
Lipper Fund Ranking / Total Funds in Category					617 / 816										542 / 792
RiverSource Partners Fundamental Value Fund (2)	767.9	9/30/2008	1.27	-21.80	37%	-0.35	49%	5.80	38%			6/18/2001	2.46	6/18/2001	40%	5.75	-26.29	-2.30	4.56		1.63
Lipper Fund Ranking / Total Funds in Category					300 / 816		311 / 639		173 / 465						128 / 325
RiverSource Portfolio Builder Aggressive Fund	472.2	9/30/2008	1.29	-22.58	48%	0.07	41%					3/4/2004	2.86	3/4/2004	31%	5.75	-27.03	-1.89			1.54
Lipper Fund Ranking / Total Funds in Category					386 / 816		257 / 639								155 / 511
RiverSource Portfolio Builder Total Equity Fund	405.7	9/30/2008	1.34	-26.77	84%	-0.80	59%					3/4/2004	2.55	3/4/2004	39%	5.75	-30.98	-2.74			1.23
Lipper Fund Ranking / Total Funds in Category					685 / 816		374 / 639								195 / 511

Equity Fund Performance & Lipper Ranking

As of September 30, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Multi Cap Value Funds
RiverSource Partners Select Value Fund (2)	333.9	9/30/2008	1.53	-18.60	14%	1.58	10%	7.05	23%			3/8/2002	5.91	3/8/2002	6%	5.75	-23.28	-0.40	5.79		4.95
Lipper Fund Ranking / Total Funds in Category					57 / 416		31 / 318		58 / 253						11 / 207
Real Estate Funds
RiverSource Real Estate Fund	218.6	9/30/2008	1.45	-12.78	44%	5.36	34%					3/4/2004	11.10	3/4/2004	19%	5.75	-17.80	3.30			9.67
Lipper Fund Ranking / Total Funds in Category					101 / 230		65 / 193								31 / 170
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	158.3	9/30/2008	0.68	-22.23		-0.26		4.58				10/25/1999	-0.11	10/28/1999		—	-22.23	-0.26	4.58		-0.11
Small Cap Core Funds
RiverSource Partners Small Cap Equity Fund (2)	184.2	9/30/2008	1.70	-18.57	54%	-0.79	60%	7.50	50%			3/8/2002	4.41	3/8/2002	70%	5.75	-23.25	-2.73	6.23		3.48
Lipper Fund Ranking / Total Funds in Category					426 / 800		381 / 637		246 / 497						287 / 411
RiverSource Partners Small Cap Value Fund (2)	417.4	9/30/2008	1.57	-18.76	56%	-0.56	56%	6.65	65%			6/18/2001	6.72	6/18/2001	41%	5.75	-23.43	-2.50	5.39		5.86
Lipper Fund Ranking / Total Funds in Category					445 / 800		351 / 637		323 / 497						144 / 353
RiverSource Small Cap Advantage Fund	221.5	9/30/2008	1.34	-23.80	84%	-4.29	91%	4.65	85%			5/4/1999	4.08	5/6/1999	92%	5.75	-28.18	-6.16	3.42		3.42
Lipper Fund Ranking / Total Funds in Category					669 / 800		576 / 637		421 / 497						217 / 235
RiverSource Small Company Index Fund	578.5	9/30/2008	0.93	-14.29	22%	1.31	30%	9.04	25%	9.08	49%	8/19/1996	8.46	8/22/1996	50%	5.75	-19.22	-0.67	7.75	8.43	7.93
Lipper Fund Ranking / Total Funds in Category					171 / 800		189 / 637		122 / 497		100 / 205				49 / 97
Small Cap Growth Funds
RiverSource Partners Small Cap Growth Fund (2)	143.8	9/30/2008	1.79	-23.11	48%	0.06	38%	3.94	66%			1/24/2001	-1.28	1/24/2001	70%	5.75	-27.53	-1.89	2.71		-2.04
Lipper Fund Ranking / Total Funds in Category					283 / 597		185 / 494		261 / 399						208 / 300
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	33.2	9/30/2008	1.59	-14.48	35%							2/16/2006	-6.02	2/16/2006	82%	5.75	-19.39				-8.12
Lipper Fund Ranking / Total Funds in Category					104 / 304										215 / 262

^   Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

(1) Since inception returns and rankings for periods less than one year in length are cumulative.

(2) Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

(3) RiverSource S&P 500 Index Fund data is for D shares.

Fixed Income Fund Performance & Lipper Ranking

As of September 30, 2008

Source of Data: Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Total									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	220.3	9/30/2008	1.33	-7.16	74%							2/16/2006	1.89	2/16/2006	56%	4.75	-11.57				0.01
Lipper Fund Ranking / Total Funds in Category					58 / 78										32 / 57
Equity Market Neutral Funds
RiverSource Absolute Return Currency & Income Fund	745.6	9/30/2008	1.36	-1.84	29%							6/15/2006	4.04	6/15/2006	15%	3	-4.78				2.66
Lipper Fund Ranking / Total Funds in Category					18 / 62										7 / 46
Global Income Funds
RiverSource Global Bond Fund	794.6	9/30/2008	1.37	-0.67	36%	3.43	35%	3.96	46%	4.47	58%	3/20/1989	7.00	3/23/1989	38%	4.75	-5.39	1.77	2.95	3.97	6.74
Lipper Fund Ranking / Total Funds in Category					41 / 113		33 / 96		41 / 89		32 / 55				3 / 7
High Current Yield Funds
RiverSource High Yield Bond Fund	1,163.8	9/30/2008	1.13	-8.89	32%	1.99	17%	5.11	12%	3.80	47%	12/8/1983	7.47	12/8/1983	46%	4.75	-13.22	0.34	4.10	3.29	7.26
Lipper Fund Ranking / Total Funds in Category					146 / 468		64 / 392		39 / 339		87 / 186				10 / 21
RiverSource Income Opportunities Fund	211.2	9/30/2008	1.17	-6.89	12%	1.98	17%	4.64	25%			6/19/2003	4.78	6/19/2003	29%	4.75	-11.31	0.34	3.63		3.82
Lipper Fund Ranking / Total Funds in Category					54 / 468		66 / 392		84 / 339						96 / 335
Intermediate Investment Grade Debt Funds
RiverSource Diversified Bond Fund	3,541.2	9/30/2008	0.97	-1.62	52%	2.47	43%	2.78	38%	3.88	61%	10/3/1974	8.74	10/3/1974	25%	4.75	-6.30	0.82	1.79	3.38	8.59
Lipper Fund Ranking / Total Funds in Category					293 / 565		196 / 462		147 / 395		120 / 198				1 / 3
Loan Participation Funds
RiverSource Floating Rate Fund	431.6	9/30/2008	1.09	-8.59	61%							2/16/2006	-0.43	2/16/2006	39%	3	-11.33				-1.58
Lipper Fund Ranking / Total Funds in Category					46 / 75										21 / 53
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	282.1	9/30/2008	1.06	-6.83	23%							2/16/2006	2.29	2/16/2006	11%	4.75	-11.26				0.40
Lipper Fund Ranking / Total Funds in Category					101 / 446										38 / 360
RiverSource Income Builder Moderate Income Fund	521.7	9/30/2008	1.09	-9.31	49%							2/16/2006	1.73	2/16/2006	21%	4.75	-13.61				-0.14
Lipper Fund Ranking / Total Funds in Category					216 / 446										73 / 360
RiverSource Income Builder Enhanced Income Fund	257.5	9/30/2008	1.18	-10.94	65%							2/16/2006	1.23	2/16/2006	30%	4.75	-15.17				-0.63
Lipper Fund Ranking / Total Funds in Category					288 / 446										108 / 360
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	172.8	9/30/2008	1.27	-4.76	48%							5/17/2007	-3.17	5/17/2007	51%	4.75	-9.28				-6.54
Lipper Fund Ranking / Total Funds in Category					69 / 144										69 / 135
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	178.1	9/30/2008	1.08	-1.12	65%	2.16	59%	2.22	44%			6/19/2003	1.98	6/19/2003	44%	3	-4.09	1.12	1.60		1.40
Lipper Fund Ranking / Total Funds in Category					94 / 145		79 / 133		54 / 124						52 / 119
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	785.9	9/30/2008	1.04	1.41	84%	3.19	85%	2.29	76%	3.16	88%	8/19/1985	6.01	8/31/1985	17%	3	-1.63	2.14	1.67	2.85	5.87
Lipper Fund Ranking / Total Funds in Category					73 / 86		71 / 83		58 / 76		47 / 53				1 / 5
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	911.3	9/30/2008	0.93	6.21	22%	3.97	29%					3/4/2004	3.91	3/4/2004	30%	3	3.03	2.92			3.22
Lipper Fund Ranking / Total Funds in Category					28 / 131		30 / 106								17 / 57
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	387.7	9/30/2008	1.09	1.16	62%	3.05	54%	3.14	46%			2/14/2002	3.76	2/14/2002	43%	4.75	-3.65	1.39	2.14		3.00
Lipper Fund Ranking / Total Funds in Category					55 / 89		44 / 81		33 / 72						29 / 68
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	168.8	9/30/2008	0.88	-4.60	45%	0.41	49%	2.06	50%	3.14	49%	8/18/1986	5.24	8/31/1986	85%	4.75	-9.13	-1.21	1.07	2.64	5.01
Lipper Fund Ranking / Total Funds in Category					54 / 120		52 / 106		50 / 100		35 / 71				17 / 19
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	2,349.3	9/30/2008	1.13	-6.69	80%	-0.31	76%	1.22	75%	2.81	61%	5/7/1979	6.24	5/31/1979	48%	4.75	-11.12	-1.92	0.24	2.32	6.06
Lipper Fund Ranking / Total Funds in Category					186 / 232		162 / 213		152 / 204		91 / 149				10 / 20
RiverSource Tax-Exempt Bond Fund	628.4	9/30/2008	0.94	-5.16	68%	0.19	65%	1.50	66%	2.96	54%	11/24/1976	5.55	11/30/1976	75%	4.75	-9.66	-1.42	0.51	2.46	5.39
Lipper Fund Ranking / Total Funds in Category					158 / 232		139 / 213		134 / 204		80 / 149				6 / 7
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	73.7	9/30/2008	0.95	-2.02	84%	1.07	81%	1.55	75%	3.17	75%	11/13/1996	3.49	11/14/1996	82%	3	-4.96	0.05	0.93	2.86	3.23
Lipper Fund Ranking / Total Funds in Category					137 / 163		117 / 145		95 / 126		58 / 77				58 / 70
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	297.2	9/30/2008	1.06	-2.66	46%	1.11	36%	1.96	62%	3.24	49%	8/18/1986	5.40	8/31/1986	80%	4.75	-7.28	-0.52	0.97	2.74	5.16
Lipper Fund Ranking / Total Funds in Category					19 / 41		13 / 36		22 / 35		14 / 28				4 / 4
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	53.1	9/30/2008	1.18	-4.27	62%	0.60	58%	1.65	63%	3.09	51%	8/18/1986	5.13	8/31/1986	89%	4.75	-8.81	-1.02	0.67	2.59	4.90
Lipper Fund Ranking / Total Funds in Category					62 / 99		54 / 93		59 / 93		35 / 68				15 / 16

(1)  Since inception returns and rankings for periods less than one year in length are cumulative.

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of September 30, 2008

Source of Data:  Lipper

Important Disclosures

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852.  Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies often involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds,  generally have more volatile prices and carry more risk to principle and income than investment grade securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Important Disclosures - continued

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably.  The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general.  Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments. See each fund’s prospectus for specific risks that may be associated with the underlying funds.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSourceSM mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members FINRA, and managed by RiverSource Investments, LLC.   These companies are part of Ameriprise Financial, Inc.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member FINRA and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance products in the state of NY.

RiverSource Investments employs Threadneedle as a sub-advisor and offers its institutional strategies on a referral basis. Securities products offered through RiverSource Distributors, Inc., Member FINRA. These companies are a part of Ameriprise Financial, Inc.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.  RiverSource Investments LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member FINRA.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by AMEX Assurance Company (AMEX Assurance) or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member FINRA, are all affiliated with Ameriprise Financial, Inc.

Exhibit B

Statistical Supplement Package

(unaudited)

Third Quarter 2008

Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Pretax Income and Adjusted Earnings

Third Quarter 2008

						Year-to-Date
(in millions unless otherwise noted, unaudited)	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	2007	2008
Adjusted Pretax Income (Loss) (1)
Pretax income (loss)	$217	$338	$195	$237	$(162)	$678	$270
Separation costs	60	28	—	—	—	208	—
Adjusted pretax income (loss)	$277	$366	$195	$237	$(162)	$886	$270

Adjusted Earnings (1)
Net income (loss)	$198	$255	$191	$210	$(70)	$559	$331
Separation costs, after-tax (2)	39	19	—	—	—	135	—
Adjusted earnings (loss)	$237	$274	$191	$210	$(70)	$694	$331

(1)             See non-GAAP Financial Information.

(2)             For this non-GAAP presentation, after-tax separation costs are calculated using the statutory tax rate of 35%.

Ameriprise Financial, Inc.

Return on Equity Calculation

Third Quarter 2008

(in millions, unaudited)		ROE (1)	Adjustments	Adjusted ROE (2)

Return on Equity Calculation for the Twelve Months Ended:
September 30, 2007
	Return	$730	$215	$945
	Equity	$7,753	$(102)	$7,651
	Return on Equity	9.4%		12.4%

December 31, 2007
	Return	$814	$154	$968
	Equity	$7,765	$(58)	$7,707
	Return on Equity	10.5%		12.6%

March 31, 2008
	Return	$840	$99	$939
	Equity	$7,696	$(29)	$7,667
	Return on Equity	10.9%		12.2%

June 30, 2008
	Return	$854	$58	$912
	Equity	$7,613	$(12)	$7,601
	Return on Equity	11.2%		12.0%

September 30, 2008
	Return	$586	$19	$605
	Equity	$7,436	$(2)	$7,434
	Return on Equity	7.9%		8.1%

(1)    Return on equity is calculated using the trailing twelve months income in the numerator and equity, calculated using a five point average of quarter-end equity, in the denominator.

(2)    Adjusted return on equity is calculated using adjusted earnings (excluding non-recurring separation costs) in the numerator, and equity excluding the equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Exhibit C

Statistical Supplement Package

(unaudited)

Third Quarter 2008

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

Third Quarter 2008

	Asset Management	Annuities		Protection
		Valuation Assumption,		Valuation Assumption,
		System Conversion	VA Rider	System Conversion	Consolidated
(in millions, unaudited)	EITF 04-5 (2)	and Market (1)	Impact (3)	and Market (1)	Income Tax (4)	Consolidated
Revenues
Management and financial advice fees	$(1)	$—	$—	$—	$—	$(1)
Distribution fees	—	—	—	—	—	—
Net investment income	(1)	—	—	—	—	(1)
Premiums	—	—	—	2	—	2
Other revenues	(12)	—	—	95	—	83
Total revenues	(14)	—	—	97	—	83
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(14)	—	—	97	—	83

Expenses
Distribution expenses	—	(1)	—	—	—	(1)
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(41)	(27)	(43)	—	(111)
Amortization of deferred acquisition costs	—	26	13	94	—	133
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	(14)	—	—	—	—	(14)
Total expenses	(14)	(16)	(14)	51	—	7
Pretax income	$—	$16	$14	$46	$—	$76

Income tax benefit					$14	$14

(1)	Net impact of annual review/updating of valuation assumptions, conversion to new valuation system and market performance
(2)	In accordance with EITF04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource
(3)	Variable annuity riders hedge impact excluding DAC unlocking, including $3 million loss on derivatives related to Lehman Brothers as disclosed in Securities Losses on page 46.
(4)	Income Tax impact of finalizing prior period tax returns

Ameriprise Financial, Inc.

Unprecedented Credit Market Dislocation Impacts

Third Quarter 2008

	Consolidated
		Costs associated with
			Unaffiliated
	Securities	RiverSource	Money Market
(in millions, unaudited)	Losses(1)	2a-7 Fund (2)	Fund (3)	Total
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	(12)	(12)
Net investment income	—	—	—	—
Realized Losses	(317)	—	—	(317)
Other	(5)	(11)	—	(16)
Premiums	—	—	—	—
Other revenues	—		—	—
Total revenues	(322)	(11)	(12)	(345)
Banking and deposit interest expense	—	—	—	—
Total net revenues	(322)	(11)	(12)	(345)

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	5	—	—	5
Amortization of deferred acquisition costs	—	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	77	36	113
Total expenses	5	77	36	118
Pretax income (loss)	$(327)	$(88)	$(48)	$(463)

Tax Effected at 35%	$(213)	$(57)	$(31)	$(301)

(1)	Credit market losses, as detailed in our Q3 2008 earnings release
(2)	Expenses to support $1 Net Asset Value of RiverSource money market mutual funds that held Lehman Brothers commercial paper
(3)	Expenses related to unaffiliated money market funds, including client support and write-offs of related receivables

Ameriprise Financial, Inc.

Disclosed Items

Second Quarter 2008

	Advice & Wealth Management	Asset Management	Annuities		Protection		Corporate	Consolidated
	Investment		Investment		Investment		Investment
(in millions, unaudited)	Losses (2)	EITF 04-5 (1)	Losses (2)	DAC/DSIC (3)	Losses (2)	DAC/DSIC (3)	Losses (2)	Tax Impact (4)	Consolidated
Revenues
Management and financial advice fees	$	$—	$—	$—	$—	$—	$—	$—	—
Distribution fees		—	—	—	—	—	—	—	—
Net investment income	(21)	1	(5)	—	(1)	—	—	—	(26)
Premiums		—	—	—	—	—	—	—	—
Other revenues		(4)	—	—	—	—	—	—	(4)
Total revenues	(21)	(3)	(5)	—	(1)	—	—	—	(30)
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	(21)	(3)	(5)	—	(1)	—	—	—	(30)

Expenses
Distribution expenses		—	—	—	—	—	—	—	—
Interest credited to fixed accounts		—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses		—	—	1	—	—	—	—	1
Amortization of deferred acquisition costs		—	—	9	—	1	—	—	10
Interest and debt expense		—	—	—	—	—	—	—	—
General and administrative expenses		(3)	—	—	—	—	—	—	(3)
Total expenses	—	(3)	—	10	—	1	—	—	8
Pretax income (loss)	$(21)	$—	$(5)	$(10)	$(1)	$(1)	$—	$—	$(38)

Tax Benefit								$27	$27

(1)	In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource
(2)	Pretax realized net investment gains and (losses)
(3)	Market impact on DAC and DSIC
(4)	Exceptional tax adjustments

Ameriprise Financial, Inc.

Disclosed Items

Third Quarter 2007

	Annuities				Protection
		Loan Provision	VA Riders	Investment		Investment	Consolidated
(in millions, unaudited)	DAC (1)	Reserve (2)	Impact (3)(6)	Gains (4)	DAC (1)(6)	Gains (4)	Income Tax (5)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	—	21	—	12	—	3	—	36
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—
Total revenues	—	21	—	12	—	3	—	36
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	—	21	—	12	—	3	—	36

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	3	—	63	—	11	—	—	77
Amortization of deferred acquisition costs	(4)	—	(28)	—	20	—	—	(12)
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—
Total expenses	(1)	—	35	—	31	—	—	65
Pretax income (loss)	$1	$21	$(35)	$12	$(31)	$3	$—	$(29)

Income tax benefit							$21	$21

(1)	Impact of annual review/unlocking of valuation assumptions
(2)	Loan provision reserve adjustment for commercial real estate loans
(3)	Variable Annuity Riders hedge impact excluding DAC unlocking
(4)	Pretax realized net investment gains and (losses)
(5)	Income Tax impact of APB 23
(6)	VA Riders Impact and Protection segment DAC have been restated to conform to current presentation. Net effect is unchanged.